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                                  EXHIBIT 10.8

                         PROFESSIONAL SERVICES AGREEMENT

     This Agreement is made between Tri-Lite Inc. with its place of business at 11779 Cardinal Circle, Garden Grove, California (herein referred to as "Client") and Broker & O'Keefe (herein referred to as "Employee"), as of September 1, 1999. In consideration of the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which is acknowledged, the parties do hereby agree as follows:

     I. QUALIFICATIONS: The Employee has special skill and experience in certain fields of activity in which the Client is interested.

     II. SERVICES RENDERED: Client engaged the nonexclusive services of Employee for the period through August 31, 1999, and Employee has rendered substantial legal services to Client over the period as agreed upon.

     III. COMPENSATION: The Client shall grant to Employee as of the date of this Agreement, an amount of 122,756 restricted shares of the Client's common stock in payment of post-confirmation legal fees of $73,654.56. This grant of shares is considered earned to Employee as of July 31, 1999, and the shares shall be issued to the attorneys providing services as follows: Sean O'Keefe--61,378 shares; and Jeffrey W. Broker--61,378 shares. Client shall register such shares with the Securities Exchange Commission on Form S-8 as soon as is practical.

     IV. ENTIRE AGREEMENT: This document represents the complete agreement between the parties and may be modified or amended only by duly executed written agreements. This Agreement shall be construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF: The parties hereto have duly executed this Agreement as of the day and year noted above.


     "Client"                               "Employee"
     Tri-Lite Inc.                          Broker & O'Keefe

By:                                         By:
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Its:                                        Its:
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